UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2025

Crawford United Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	000-00147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 243-2614
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

2025 Annual Meeting

At the Annual Meeting of Shareholders of Crawford United Corporation (the “Company”) held on May 22, 2025 (the “2025 Annual Meeting”), the size of the Board of Directors was fixed at eight directors and the following seven individuals were elected to the Board of Directors to serve a term of office expiring at the annual meeting of shareholders in 2026, with respective votes as follows:

Nominees	For	Withheld	Broker Non-Votes

Edward F. Crawford	3,971,676	14,741	413,406
Matthew V. Crawford	3,971,524	14,893	413,406
Luis E. Jimenez	3,960,008	26,409	413,406
Brian E. Powers	3,971,651	14,766	413,406
Steven H. Rosen	3,971,558	14,859	413,406
Kirin M. Smith	3,973,278	13,139	413,406
James W. Wert	3,971,651	14,766	413,406

The Company’s shareholders voted on the following proposals at the 2025 Annual Meeting and cast votes as described below.

	For	Against	Abstain

Ratification of Meaden & Moore, Ltd. as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2025. The proposal was approved. There were no broker non-votes with respect to this proposal.	4,393,262	753	5,808
Approval, on an advisory basis, of the Company’s named executive officer compensation. The proposal was approved. There were 413,406 broker non-votes with respect to this proposal.	3,944,758	35,416	6,243

	1 Year	2 Years	3 Years	Abstain

To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers. The vote resulted in approval of holding the advisory vote every 3 years. There were 413,406 broker non-votes with respect to this proposal.	67,888	1,200	3,881,624	35,705

Following the 2025 Annual Meeting, the Company determined that the advisory vote on the compensation of the named executive officers would be held once every 3 years, until the next vote on the frequency of such advisory votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD UNITED CORPORATION

Date: May 28, 2025	/s/ Jeffrey J. Salay
Name: Jeffrey J. Salay
Its: Chief Financial Officer

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